Exhibit 10

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 2 to File No. 811-09733 on Form N-1A of Master Premier Growth Trust of our reports dated January 9, 2001 on Master Premier Growth Trust and Merrill Lynch Premier Growth Fund. Inc., both appearing in the Fund's November 30, 2000 Annual Report.

/s/  Deloitte & Touche LLP

Princeton, New Jersey
March 23, 2001